Goodwill	12 Months Ended
Dec. 31, 2010
Goodwill [Abstract]
GOODWILL

11.	GOODWILL

Goodwill represents the excess of the cost of businesses acquired over the fair market value of identifiable net assets at the dates of acquisition. Goodwill is not amortized but is subject to impairment testing annually and whenever facts or circumstances indicate that the carrying amounts may not be recoverable.

The Company’s annual goodwill impairment tests for 2010 and prior years have not resulted in an impairment charge (2009: $nil; 2008: $nil).

When a business entity is sold, goodwill is allocated to the disposed entity based on the fair value of that entity compared to the fair value of the reporting unit in which it is included.

The changes in the carrying amount of goodwill by operating segment for the years ended December 31, 2010 and 2009 are as follows:

		North
	Global	America	International	Total
	(millions)

Balance at January 1, 2009	$1,046	$1,810	$419	$3,275
Goodwill acquired during 2009	4	1	14	19
Purchase price allocation adjustments	24	(4)	—	20
Goodwill disposed of during 2009	—	(27)	(1)	(28)
Foreign exchange	(9)	—	—	(9)

Balance at December 31, 2009	$1,065	$1,780	$432	$3,277
Purchase price allocation adjustments	—	6	—	6
Other movements(i)	—	(3)	—	(3)
Foreign exchange	(2)	—	16	14

Balance at December 31, 2010	$1,063	$1,783	$448	$3,294

(i)	North America — tax benefit arising on the exercise of fully vested HRH stock options which were issued as part of the acquisition of HRH in 2008.